UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

Spherix Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 301-419-3900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2007, Spherix Incorporated’s Board of Directors approved a cash bonus in the amount of $150,000 for Richard C. Levin, CEO and President, to recognize the professional and persistent manner in which Mr. Levin negotiated the $6 million settlement of the National Parks Service Contract.  Mr. Levin did not participate in the deliberations or the vote of this matter.  The Board of Directors acted upon the unanimous recommendation of the Company’s Compensation and Evaluation Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Richard C. Levin
Richard C. Levin
CEO and President, and CFO

Date:	May 18, 2007